LITHIA

March 2006

Before we begin ...

…the Company wants you to know that this presentation includes forward looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation economic conditions, acquisition risk factors and others set forth from time to time in the Company's filings with the SEC.

LITHIA

The Beginning… "Since 1946"

"Lithia" – Named after Lithia springs in Ashland, Oregon


BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
DRIVE IN
US ROYAL

1947 Photo

LITHIA

Lithia - The Industry Operator

12 States, 37 Markets, 93 Store Locations


12
16
7
7
2
11
6
3
7
1
14
7

- I.P.O. in Dec. 1996 - 5 Stores
- $2.9Bn revenues in 2005
- The 8th largest U.S. auto retailer
- 20% E.P.S. CAGR
- Target 15% long-term E.P.S. growth

LITHIA

Earnings Per Share Growth – Improving Steadily



E.P.S. ($)
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
20% CAGR
$0.52
$0.82
$1.14
$1.60
$1.76
$1.60
$1.84
$1.92
$2.30*
$2.65*
15% CAGR
17% CAGR
3YR - 13% CAGR
4YR - 13% CAGR
5YR - 9% CAGR
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

*Excludes convertible notes & stock options

LITHIA

Industry Leading Management Team

Name	Position	Years with Lithia	Automotive Experience
Sid DeBoer	Chairman and CEO (Board of Directors)	42	42
M.L. Dick Heimann	President of Corporate Affairs (Board of Directors)	36	39
Bryan DeBoer	President and COO	17	17
Jeff DeBoer	Senior Vice President and CFO	9	9
R. Bradford Gray	Executive Vice President	25	31
Don Jones	Senior Vice President, Retail Operations	17	22

LITHIA

Percent Share of Revenue by State

Balanced Regional Revenue



Washington
12%
Oregon
16%
Idaho
7%
Montana
6%
CA
16%
Nevada
5%
South Dakota
2%
Nebraska
4%
Colorado
8%
New Mexico
1%
Alaska
7%
Texas
16%

LITHIA

Internally Driven Growth Potential

Free Cash Flow & Same Store Sales

Internally-Funded Acquisition Growth (Free Cash Flow):	10%
Same-Store Growth:	5%
Total Internal Growth Potential:	15%

LITHIA

Quarterly Dividend for 4Q 2005

- $0.12 Quarterly Dividend (50% increase)
- Payable March 6 to shareholders of record February 20
- Now advantageous from a tax perspective
- First in our sector to offer a dividend
  - Strong Cash Flows
  - Strong Balance Sheet **(23% LT/Debt to Cap. Ratio - excluding used vehicle flooring, real estate)**
  - Will not materially affect growth plans

LITHIA

Strong Industry Dynamics

LITHIA

Huge and Fragmented Industry

Nearly $1 Trillion Market



Service & Parts
Finance & Insurance
$10Bn
$380Bn
$375Bn
New Vehicle
$372Bn
Used Vehicle

Highly Fragmented Sector



% of Sales
Top 100 Dealer Groups
Public groups 7%
17%
83%
All Other Dealers

Source: Automotive News Data Center 2004

Stable Profitability

- Manufacturer incentives
- 50%+ variable costs
- Multiple brands
- Diversified profit sources



Updated through 2005
Historical Pre-Tax Margins
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
1979 1982 1985 1988 1991 1994 1997 2000 2003
Auto Retailers
Big 3
Auto Retailers
Big 3

Big 3: GM and Ford North American Operations
DCX only provides operating margin data

Source: MSDW and NADA

LITHIA

Industry Leading Profitability

➢ Pretax Margins

1.6% - NADA Industry Avg.
2.9% - Lithia FY 2005



Historical Pre-Tax Margins
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Lithia Motors
NADA Industry Avg.
1998
1999
2000
2001
2002
2003
2004
2005

LITHIA

Strong Underlying Sector Dynamics

- Unique Franchise Relationships
- Tremendous manufacturer support
- Protected trade areas
- Counter-cyclical business lines; Gross margins historically improve in a downturn
- Involved in 100% of the product cycle
  - Sale and trade-in of new/used vehicles
  - Repair/Service of new/used vehicles
  - Finance/Warranty of new/used vehicles

LITHIA

Operations

Operating Income/Margins



20% CAGR
120
100
80
60
40
20
0
$58.2
$70.9
$80.2
$96.1
$119.2
2001
2002
2003
2004
2005
Operating Income



90 Basis Point Gain
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
3.2%
3.1%
3.2%
3.6%
4.1%
2001
2002
2003
2004
2005
Pre-Tax Margin

The Original Lithia Business Model

- Specialized operational support teams
- Common Computer System - Intranet
  - Centralized in Medford, OR
- Fully Integrated Sales Systems
- Common practices in all stores - uniform MIS
- Standardized asset management tools
- Platform building instead of buying
- Market specific Micro economies of scale
- Human Development Strategies

LITHIA

Macro Economies of Scale

- Largest Dealer Group – AutoNation - highest margins
- Top Management spread over a large base
- Major Supplier Contracts
- Payroll & Accounting Services
- Lower Floorplan Expense
- Computer & Internet Services
- Advertising Expense
- Insurance

Sector Operating Margins

FY 2005


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.2%
4.1%
3.2%
3.0%
2.9%
2.8%
AN
LAD
SAH
ABG
UAG
GPI
AN LAD SAH ABG UAG GPI

Source: Company Press Releases

LITHIA

Business Lines: Sales & Gross Profits %



65%
55%
45%
35%
25%
15%
5%
-5%
57%
26%
28%
22%
11%
30%
4%
22%
New Veh.
Used Veh.
SB&P
F&I
Sales
Gross Profits

LITHIA

Gross Margins - 2005



100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
7.9%
15.7%
36.4%
46.5%
S/B/P: 48.7%
68.8%
100%
New Retail
Used Retail
Parts
Body Shop
Service
F&I

New Vehicles

New Vehicles - Increase Market Share

- Stores - 79% in exclusive markets or with dominant market position
- Leverage manufacturers' new vehicle incentives, rebates and advertising
- Units in Operation drive profitable sales of other product lines
- Helps ensure future acquisition opportunities

New Vehicle Gross Profit and Margins



Gross Profit Per Unit
2,300
2,250
2,200
2,150
2,100
2,050
2,000
1,950
1,900
1,850
1,800
$1,980
$2,092
$2,216
$2,247
$2,195
$2,055
$2,210
$2,218
9.0%
9.0%
9.2%
9.1%
8.5%
7.7%
7.9%
7.9%
1998
1999
2000
2001
2002
2003
2004
2005
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Gross Margin
Gross Profit
Gross Margin

Promo Pricing – Drives New Vehicle Sales

- Low price on popular makes and models
- Low price on a large selection of vehicles (not just 1!)
- Options the customer wants at an affordable and competitive price
- Clear and understandable pricing which includes rebates
- Reduces haggling and speeds up the sales process

New Vehicle Unit Mix


Subaru
3%
BMW
2%
VW/Audi
2%
Honda
4%
Other
3%
Nissan
4%
Hyundai
5%
Chrysler/Dodge/
Jeep
40%
Ford
8%
Toyota
10%
General Motors (Chevy, Saturn,
Cadillac & Hummer)
19%

FY 2005

Sector New Vehicle Margins


8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
8.7%
7.9%
7.3%
7.2%
7.1%
7.1%
UAG
LAD
SAH
AN
GPI
ABG
UAG LAD SAH AN GPI ABG

FY 2005

Source: Company Press Release

Used Vehicles

Retail Used Vehicles



2,500
2,000
1,500
1,000
500
0
$1,773
$1,825
$2,010
$2,196
$2,444
2001 2002 2003 2004 2005
Gross Profit Per Unit



17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
5.0%
13.1%
12.5%
13.8%
14.5%
15.7%
2001 2002 2003 2004 2005
Used Vehicle Margin

LITHIA

Wholesale Used Vehicles

- Regionalized Wholesale Auctions of unwanted trades
- Wholesale profits for 10 consecutive quarters beginning in 3Q 2003



Wholesale Gross Profit Per Unit
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$117
-$97
-$8
$167
$159
2001
2002
2003
2004
2005

Used Vehicles - Lithia's Advantages

- Higher gross margins than new
- Centralized purchasing of late model vehicles
- More stable than new in recessions
- Regionalized wholesale auctions of unwanted trades
    - Wholesale profits - 9 consecutive quarters
- Developing a business plan for stand-alone used car stores and hope to open a prototype by next spring

First Look Technology

- The next step to standardization in the used vehicle business

- The right car for the right market at the right time…
  - Daily Price Management
  - Stocking by local market demand
  - Tracking of inventory at other Lithia stores.

- Entrepreneurial Used Vehicle Manager will become a better informed internally developed UVM

Promo Pricing – Drives Used Vehicle Sales

- $99 down delivers!
- 3 day return policy
- 60 day warranty
- Vehicles grouped by price and payment level
- Clear and understandable pricing which includes warranty
- Reduces haggling and speeds up the sales process
- Resolves the biggest issues for salespeople and the customer!
  - Price
  - Down Payment
  - Monthly Payment

Sector Used Vehicle Margins

FY 2005



14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.7%
LAD
12.7%
GPI
11.9%
AN
11.7%
ABG
10.6%
SAH
9.0%
UAG
LAD GPI AN ABG SAH UAG

Source: Company Press Release

LITHIA

Finance & Insurance

LITHIA

Maximizing the F&I Opportunity

Non-Recourse Business


F&I Penetration
90%
80%
70%
60%
50%
40%
76%
57%
Sector Leader
Target
FY 2005
NADA Avg.


F&I per Vehicle ($)
1,100
1,000
900
800
700
600
500
400
300
$1,059
$438
Sector Leader
Target
FY 2005
NADA Avg.

LITHIA

Finance & Insurance

- Automatic Sale: without significant expense
  - Financing, Lifetime Oil, Service Contracts, Other
- 95% of the customers finance
  - Lithia penetration rate 76% (FY 2005)
- Increase staffing in acquired stores = efficiency
- Fixed pricing and uniform practices
- Competitive financing - good for the customer

Parts/Service & Body Shop

Parts/Service & Body Shop

Stable and Less-cyclical

- Absorbs significant amount of dealership fixed costs
- Exclusive manufacturer warranty and service contracts
- Variable pricing structure
- Lifetime oil contracts — 38% of all sales customers
- Maintains customer loyalty
- 48.7% Gross margins (FY 2005)
- Past 5 years - 360 basis point gains in Gross Margin

Improvements in Gross Margin


50.0%
45.0%
40.0%
35.0%
30.0%
44.8%
44.9%
46.5%
48.0%
47.2%
48.1%
48.7%
1999
2000
2001
2002
2003
2004
2005
Parts & Service Gross Margin

LITHIA

Internet - Overlaying it all



LITHIA.COM
AMERICA'S CAR & TRUCK STORE.
Since 1946
DRIVING AMERICA
Home
About Lithia
Inventory
Research
Stores
Investor Relations
Employment
Contact
WE HAVE WHAT YOU ARE LOOKING FOR
WITH THE PRICE AND SERVICE YOU DESERVE
SUZUKI
MAZDA
Search our Inventory
Select State
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Select Vehicle Type
New
Used
SEARCH
Dealer Locator
A Lithia store is near you. Search for a store in your area using the links below.
Alaska
California
Colorado
Idaho
Montana
Nebraska
Nevada
New Mexico
Oklahoma
Oregon
South Dakota
Texas
Washington
OR
Brand Locator
What's Hot
Click on the links below to see what is new at Lithia.com. We are always updating our site to keep you informed. Be sure to check back soon.
Career Center
Latest Press Release
Lithia on CNBC
What's Hot at Lithia
Stock Quote
About Lithia
Stephens Spclty Conf

-CRM partnership with ADP
-Vehicle and Price Research
-System for customer management and retention

-Internet Lead Management
-Showroom Control
-Data mining, management reporting
-Enhanced E-commerce capabilities

Human Development

Lithia – Unleashing the Power of People

- **Mission - Develop and grow our future employees**
  - Competitive Advantage in Industry
  - Key drivers to past, present, future growth

AMP – Accelerated Management Programs

- **Bench Strength Training Program**
  - In-Store training program
  - Preparation for future management roles
- **Management Training**
  - Designed for all new managers
  - Medford for 4 weeks of training (Classroom/Store)
  - Provides the tools and direction for future success

LITHIA

AMP – Continued

- **Senior Leadership Program**
  - Designed for proven performers
  - Join Sr. Leaders with under performers for training and performance improvement.
- **Impact Manager Program**
  - Designed to grow high potential employees
  - Accelerated promotions to the next level
  - Gain extensive experience in a short period of time.
- **Internships provide real life experience**
- **Career paths for high potential individuals**
  - Road maps for future career advancement

LITHIA

Acquisition Strategy

Industry Ripe for Acquisitions

- Exit strategy for retirement
- No clear succession plans
- Increasing capital requirements
- Manufacturers desire best practices/efficiencies



"Average Dealer"

LITHIA

Successful Acquisition Strategy

- Consistent Acquisition Growth
- Goal: To grow 10 - 15% a year in annualized revenues to existing revenue base.
- With a soft economy we see greater acquisition opportunities
- Acquisition/Operation strategy is manufacturer friendly
- 2005 – $356 Million in acquired revenues



Acquisition History
($ in Millions)
$500
$400
$300
$200
$100
$0
$254
$343
$455
$330
$343
$356
'00
'01
'02
'03
'04
'05

LITHIA

Acting on the Opportunity

70 Current Target Markets West of the Mississippi



LITHIA

Our Differentiated Acquisition Approach

- Focus on average operators with major brands
- Unique market focus
  - Regional focus - 79% in dominant/exclusive markets
  - Select metro opportunities with luxury/import
  - Average store size $32 million in revenues
- Requires significant investment in infrastructure
  - Integration Teams begin enhancement on day 1.
  - All Lithia stores have uniform systems and common language

LITHIA

Our Opportunity

22,200 independent stores operated by 14,000 dealers


Optimal Acquisition Target Zone
75% (16,650 stores)
30%
25%
20%
15%
10%
5%
0%
2%
5%
26%
27%
22%
11%
7%
Below 1% Loss
0-1% Loss
0-1%
1-2%
2-3%
3-4%
Above 4%
NADA Pre-Tax Margins

Source: NADA (National Automobile Dealers Association)

LITHIA

Disciplined Acquisition Profiling

Discipline

- Pay 2x - 5x trailing; 1 – 3.5x forward Pre-Tax for goodwill plus assets
- Target minimum 15% ROIC
- Accretive transactions
- Experienced M&A team
- Apply the Lithia business model
- Cash purchases

LITHIA

Build vs. Buy



Goodwill as % Total Assets
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
37%
36%
34%
26%
20%
18%
SAH
AN
UAG
ABG
GPI
LAD

LITHIA

Disciplined Acquisition Strategy



100
90
80
70
60
50
40
30
20
10
0
Total Stores
7
94
} 8
33% compound annual store growth rate (CAGR)
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

LITHIA

10 - Year Revenue Growth @ 15%

$ in Billions



350+ Stores
10 Bn
27% CAGR
Revenues
13.0
11.0
9.0
7.0
5.0
3.0
1.0
0.14
0.32
0.71
1.14
1.56
$1.87
2.27
2.53
2.75
2.94
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

LITHIA

Financials

LITHIA

Pre-Tax Income


25% CAGR
90
80
70
60
50
40
30
20
10
0
$35.4
$52.8
$59.2
$71.9
$85.8
2001 2002 2003 2004 2005
Pre-Tax Income


100 basis point gain
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
1.9%
2.2%
2.4%
2.7%
2.9%
2001 2002 2003 2004 2005
Pre-Tax Margin

LITHIA

FY 2005 Performance

REVENUES
+10%

OPERATING PROFITS
+24%

LAD

EPS*
+15%

NET PROFITS
+18%

*Excludes convertible shares & disc. ops

LITHIA

FY 2005 Summary – Net Income +18%

2005 vs. 2004	
Gross Profit Margins:	17.2% vs. 16.8% (+40 bps)
SG&A as % GP:	73.5% vs. 75.7% (-220 bps)
Operating Margin:	4.1% vs. 3.6% (+50 bps)
Pre-Tax Margin:	2.9% vs. 2.7% (+20 bps)
Gross Profit New/Unit:	+ $8
Gross Profit Used/Unit:	+ $248
F & I per Retail Unit:	+ $45
Same-Store Sales:	+ 1.8%
Same-Store Gross Profit:	+ 3.1%

LITHIA

Same-Store Sales Growth Rates (8-Year)

New Retail
+5.1%

Used Vehicle
-0.9%

Total
2.9%

Finance
and Insurance
+5.6%

Parts & Service
+2.0%

Strong Annual Revenue Growth

$ in Millions



Revenues ($MM)
3,000
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
40% CAGR
$143
$320
$715
$1,141
$1,555
$1,873
$2,271
$2,514
$2,746
$2,935
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

LITHIA

Net Income Growth

$ in Millions



Net Income ($Millions)
0
10
20
30
40
50
39% CAGR
$2.6
$6.0
$10.8
$19.2
$24.3
$21.7
$32.3
$35.6
$42.6
$51.8
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

LITHIA

Conclusion

LITHIA

Lithia's Mission…

TO BE THE PREFERRED PROVIDER OF CARS AND TRUCKS AND RELATED SERVICES IN NORTH AMERICA

Vision Statement – what we are striving to be…

- Lithia envisions the future, develops and embraces a strategic plan, and ensures the success of the plan.
- We strive for strong, sustainable and profitable growth.
- We speak a common language and execute best-in-class processes in all of our operations.
- We have dynamic and dedicated leadership committed to the standards and mission of Lithia.
- We provide opportunities for our people to excel and grow in a positive, respectful work environment.
- Our customers choose us because of our professionalism, consistency, and the extra effort we make to serve them.
- Our investors choose us because we are a sound investment.
- We hold ourselves to the highest ethical standards in how we treat our customers, our stakeholders and each other.

LITHIA